INCOME TAXES	12 Months Ended
Mar. 31, 2021
INCOME TAXES
INCOME TAXES

Note 17 – INCOME TAXES

Cayman Islands

Xiaobai Maimai Inc. was incorporated in the Cayman Islands and is not subject to income taxes or capital gain under current laws of Cayman Islands.

Hong Kong

HK Hexindai is an investment holding company registered in Hong Kong and exempted from income tax on its foreign‑derived income.

PRC

The Company’s subsidiaries and VIEs established in the PRC are subject to the PRC statutory income tax rate of 25%, according to the PRC Enterprise Income Tax ("EIT") law. The Company's VIE Hexin Digital has been granted as the "high technology enterprise" status in 2020 and is qualified to a preferred income tax rate of 15% since October 1, 2020.

i)    The components of the income tax expenses (benefit) are as follows:

	Year ended	Year ended	Year ended
	March 31, 2021	March 31, 2020	March 31, 2019
	USD	USD	USD
Current	482,976	446,769	853,970
Deferred	—	43,186	(46,260)
Total	482,976	489,955	807,710

All income taxes are related to income derived in the PRC during the years ended March 31, 2021, 2020 and 2019.

ii)    The following table summarizes net deferred tax assets resulting from differences between financial accounting basis and tax basis of assets and liabilities:

	As of	As of
	March 31, 2021	March 31, 2020
	USD	USD
Advertising expenses	—	67,925
Provision for loan loss	5,539,854	3,754,257
Provision for accounts receivable and contract assets	—	15,698
Net operating loss carry forwards	1,004,821	422,446
Total deferred tax assets	6,544,675	4,260,326
Less: Valuation allowance	(6,544,675)	(4,260,326)
Total net deferred tax assets	—	—

The Company considers available evidence to determine whether some portion or all of the deferred tax assets will more likely than not be realized. This assessment considers, among other matters, the nature, frequency and severity of recent losses, forecasts of future profitability, the duration of statutory carry forward periods, the Company’s experience with tax attributes expiring unused and tax planning alternatives. A valuation allowance has been established for net deferred tax assets based on a more-likely-than-not threshold. The Company’s ability to realize deferred tax assets depends on its ability to generate sufficient taxable income within the carry forward periods provided for in the tax law. The Company has provided US$6,544,675 and US$ 4,260,326 and nil valuation allowance for the years ended March 31, 2021, 2020 and 2019, respectively.

The following table reconciles the PRC statutory rates to the Company’s effective tax rate for the years ended March 31, 2021, 2020 and 2019.

	Year ended	Year ended	Year ended
	March 31, 2021	March 31, 2020	March 31, 2019
PRC Income tax statutory rate	(25.0)%	(25.0)%	(25.0)%
Effect of tax holiday and preferential tax rate	1.0%	—	—
Non-deductible foreign losses	4.8%	18.5%	33.0%
Change in valuation allowance	21.1%	9.1%	—%
Non-deductible expenses and others	(0.3)%	(1.5)%	3.8%
Effective tax rate	1.6%	1.1%	11.8%

According to the PRC Tax Administration and Collection Law, the statute of limitations is three years if the underpayment of income taxes is due to computational errors made by the taxpayer. The statute of limitations will be extended to five years under special circumstances, which are not clearly defined, but an underpayment of income tax liability exceeding US$15,263 (RMB100,000)  is specifically listed as a special circumstance. In the case of a transfer pricing related adjustment, the statute of limitations is ten years. There is no statute of limitations in the case of tax evasion.

Aggregate undistributed earnings of the Company’s PRC subsidiaries and VIEs that are available for distribution was approximately negative US$36 million and US$75 million as of March 31, 2021 and 2020 respectively.

In accordance with the EIT Law, dividends, which arise from profits of foreign invested enterprises (“FIEs”) earned after January 1, 2008, are subject to a 10% withholding income tax. In addition, under the tax treaty between the PRC and Hong Kong, if the foreign investor is incorporated in Hong Kong and qualifies as the beneficial owner, the applicable withholding tax rate is reduced to 5%, if the investor holds at least 25% in the FIE, or 10%, if the investor holds less than 25% in the FIE. On July 19, 2018, the board of directors approved an annual dividend policy. Under this policy, annual dividends will be set at an amount equivalent to approximately 15-25% of the Company’s anticipated net income after tax in each year commencing from fiscal year ended March 31, 2019, which will be derived from the earnings of the Company’s PRC entities. On July 23, 2018, the board of directors declared an annual dividend for the fiscal year ended March 31, 2019 pursuant to the newly adopted annual dividend policy of US$0.27 per ordinary share (or US$0.27 per ADS). The aggregated dividend payments to shareholders derived from the earnings of the Company's PRC entities amounted to US$13.2 million for the year ended March 31, 2019. As a result, the Company incurred and paid withholding tax of US$1.3 million for the cash dividend during the year ended March 31, 2019.

A deferred tax liability should be recognized for the undistributed profits of PRC subsidiaries unless the Company has sufficient evidence to demonstrate that the undistributed dividends will be reinvested and the remittance of the dividends will be postponed indefinitely. The Company plans to indefinitely reinvest undistributed profits earned from its China subsidiaries in its operations in the PRC. Therefore, no withholding income taxes for undistributed profits of the Company’s subsidiaries have been provided as of March 31, 2021 and 2020. Under applicable accounting principles, a deferred tax liability should be recorded for taxable temporary differences attributable to the excess of the financial reporting basis over the tax basis in a domestic subsidiary. However, recognition is not required in situations where the tax law provides a means by which the reported amount of that investment can be recovered tax-free and the enterprise expects that it will ultimately use that means. The Company completed its feasibility analysis on a method, which the Company will ultimately execute if necessary to repatriate the undistributed earnings of the VIE without significant tax costs. As such, the Company does not accrue deferred tax liabilities on the earnings of the VIE given that the Company will ultimately use the means.